UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 23, 2017
Date of Report (Date of earliest event reported)

TASER International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16391 (Commission File Number)	86-0741227 (IRS Employer Identification No.)

17800 N. 85th St.
Scottsdale, Arizona 85255
(Address of principal executive offices, including zip code)

(480) 991-0797
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 23, 2017, TASER International, Inc. (the “Company”) issued a press release announcing the appointment of Jawad A. Ahsan to serve as Chief Financial Officer. Mr. Ahsan will also be designated as the Company's Principal Financial and Accounting Officer. Mr. Ahsan succeeds Dan Behrendt and acting Chief Financial Officer Marie Masenga. Ms. Masenga will continue in her position as Corporate Controller.

Mr. Ahsan, 38, is joining the Company's management team after serving, since May of 2014, as CFO for Market Track. Before joining Market Track, Mr. Ahsan had a 13-year career at General Electric Company where he served as CFO of Clinical Business Solutions, a division of GE Healthcare IT. Prior to this appointment, he served as CFO for Healthcare Knowledge & Connectivity Solutions, which he helped guide to an exit into Caradigm, GE’s healthcare IT joint venture with Microsoft. Mr. Ahsan earned his MBA from the MIT Sloan School of Management and a BA in Economics from the College of the Holy Cross.

In connection with his appointment, Mr. Ahsan will receive an annual base salary of $300,000, will be eligible for annual cash incentive compensation of $150,000, and will be eligible for annual service-based and performance-based restricted stock units (RSUs). Upon hire, Mr. Ahsan will be granted $1,250,000 of service-based RSUs and $150,000 of performance-based RSUs. The service-based RSUs will vest in equal annual installments over five years from his date of hire, and the performance-based RSUs will vest after three years based on and subject to the achievement of pre-defined Company performance metrics relating growth targets relative to consolidated revenue, Axon segment revenue and international bookings.

There are no arrangements or understandings between Mr. Ahsan and any other persons pursuant to which he was chosen to become an officer, he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K and he has no family relationship with any director or executive officer of the Company.

 Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Exhibit Description
99.1	Press release dated March 23, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2017	TASER International, Inc.
	By:	/s/ PATRICK W. SMITH
Patrick W. Smith
Chief Executive Officer